Exhibit 25.1

                        POWER OF ATTORNEY

          WHEREAS, the undersigned officers and directors of Consolidated Delivery & Logistics, Inc. (the "Company") desire to authorize Albert W. Van Ness, Jr., and William T. Brannan to act as their attorneys-in-fact and agents, for the purpose of executing and filing the Company's Annual Report on Form 10-K, including all amendments thereto;

          NOW, THEREFORE,

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Albert W. Van Ness, Jr., and William T. Brannan and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute the Company's Annual Report on Form 10-K, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the ??th day of March, 2000.

        SIGNATURE                                                    TITLE

/s/ Albert W. Van Ness, Jr.                      Chairman  of  the  Board, Chief
Albert W. Van Ness, Jr.                          Executive  Officer and Director
                                                 (Principal Executive Officer)

/s/ William T. Brannan                           President,    Chief   Operating
William T. Brannan                               Officer and Director


/s/ Russell J. Reardon                           Vice President, Chief Financial
Russell J. Reardon                               Officer  (Principal  Financial
                                                 and Accounting Officer)

/s/ Michael Brooks                               Distribution Products Manager
Michael Brooks                                   and Director


/s/ Randall Catlin                               Director
Randall Catlin

/s/ Jon F. Hanson                                Director
Jon F. Hanson

/s/ John Simourian                               Director
John Simourian

/s/ Marilu Marshall                              Director
Marilu Marshall

/s/ Thomas E. Durkin III                         Director
Thomas E. Durkin

/s/ John S. Wehrle                               Director
John S. Wehrle